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                                                                  Exhibit 10.7

                                     LEASE

                               500 THIRD STREET

                         INTEREAL CORPORATION, AGENTS
                                (415) 778-3900


     THIS LEASE ("Lease"), dated as of August 1, 1999, for reference purposes only is made and entered into by and between 500 THIRD STREET ASSOCIATES, a California General Partnership herein called Lessor and MORE.COM a DELAWARE corporation herein called Lessee.

     THIS LEASE is subject to the terms, covenants and conditions herein set forth, and the Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of said terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of said performance.

                                  WITNESSETH:

                                   ARTICLE 1
                                   Premises

     Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein a portion of that certain real property situated in the City and County of San Francisco, State of California, commonly known as the 500 Third Street Building, located at the Southwest corner of Third and Bryant Streets. Said portion is more particularly described as: (See Addendum) a suite of approximately (See Addendum), as diagrammed on Exhibit "B" attached to and made a part of this lease. Said real property, including the land and the improvements therein or so much as Lessee is entitled to occupy or use under terms of this Lease, is herein called the "Premises".

                                   ARTICLE 2
                                     Term

     Except as otherwise provided in this Lease, the term of this Lease shall be One (1) year commencing on August 1, 1999. and expiring on July 31, 2000 unless sooner terminated pursuant to any provisions hereof.

                                   ARTICLE 3
                                   Possession

     Notwithstanding said commencement date, if for any reason Lessor cannot deliver possession of the Premises to Lessee on said date, Lessor shall not be subject to any liability therefor, nor shall such failure affect the validity of this

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Lease or the obligations of Lessee hereunder or extend the term hereof, but in such case, Lessee shall not be obligated to pay rent until possession of the Premises is tendered to Lessee; provided, however, that if Lessor shall not have delivered possession of the Premises within sixty (60) days from said commencement date, Lessee may, at Lessee's option, by notice in writing to Lessor within ten (10) days thereafter, cancel this Lease, in which event the parties shall be discharged from all obligations hereunder; provided further, however, that if such written notice of Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect. If Lessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance t he termination date, and Lessee shall pay rent for such period at the initial monthly rates set forth below.

                                   ARTICLE 4
                                   Base Rent

     Lessee shall pay to Lessor as base rent for the Premises the sum of TWENTY FOUR THOUSAND, FIVE HUNDRED SIXTY ONE Dollars and 50/100 ($24,561.50), commencing August 1, 1999 in advance on or before the first day of each calendar month of the term of this Lease without deduction, offset, prior notice or demand, in lawful money of the United States. Base Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment calculated on a 30-day month basis and payable in advance.

                                   ARTICLE 5
                               Security Deposit

     Lessee has deposited with Lessor the sum of TWENTY FOUR THOUSAND, FIVE HUNDRED SIXTY ONE Dollars and 50/100 ($24,561.50). Said sum shall be held by Lessor as security for the faithful performance by Lessee of all the terms, covenants, and conditions of this Lease to be kept and performed by Lessee during the term hereof. If Lessee defaults with respect to any provision of this Lease, including, but not limited to the provisions relating to the payment of rent, Lessor may (but shall not be required to) use, apply or retain all or any part of this security deposit for the payment of any rent or any other sum in default, or for the payment of any amount which Lessor may spend or become obligated to spend by reason of Lessee's default, or to compensate Lessor for any other loss or damage which Lessor may suffer by reason of Lessee's default. If any portion of said deposit is so used or applied, Lessee shall within five
(5) days after written demand therefor, deposit cash with Lessor in an amount sufficient to restore the security deposit to its original amount and Lessee's failure to do so shall be a material breach of this Lease. Lessor shall not be required to keep this security deposit separate from its general funds, and Lessee shall not be entitled to interest on such deposit. If Lessee shall fully and faithfully perform every provision of this Lease to be performed by it, the security deposit or any balance thereof shall be returned to Lessee (or, at Lessor's option, to the last assignee of Lessee's interest hereunder) at the expiration

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of the Lease Term. In the event of termination of Lessor's interest in this
Lease, Lessor shall transfer said deposit to Lessor's successor in interest.

                                   ARTICLE 6
                               Rent Adjustments

          Notwithstanding anything contained in this Article, the rental payable by Lessee shall in no event be less than the base rent specified in Article four (4) herein above. For the purposes of this Article, the following terms are defined as follows:

          Base Year:         The calendar year in which this Lease term
                             commences, (1998).

          Comparison Year:   Each calendar year of the term after the Base Year.

          (A) Direct Expenses: In addition to Base Rent, Lessee shall pay to Lessor its Pro Rata share of expenses as herein defined. All direct costs of operation and maintenance, as determined by standard accounting practices, shall include the following costs by way of illustration, but not be limited to: real property taxes and assessments; rent taxes, gross receipt taxes, (whether assessed against the Lessor or assessed against the Lessee and collected by the Lessor, or both), water and sewer charges, insurance premiums, utilities, janitorial services, labor, costs incurred in the management of the Building, if any, air conditioning & heating, elevator maintenance, supplies, material, equipment, and tools, including maintenance, costs, and upkeep of all parking and common areas. ("Direct Expenses" shall not include depreciation on the Building of which the Premises are a part or equipment therein, loan payments, executive salaries or real estate brokers' commissions, or costs paid directly by Lessee).

          If the Direct Expenses paid or incurred by the Lessor for the Comparison Year on account of the operation or maintenance of the Building of which the Premises area part are in excess of the Direct Expenses paid or incurred for the Base Year, then the Lessee shall pay 9.06% of the increase. This percentage is that portion of the total rentable area of the Building occupied by the Lessee hereunder. Lessor shall endeavor to give to Lessee on or before the first day of March of each year following the respective Comparison Year a statement of the increase in rent payable by Lessee hereunder, but failure by Lessor to give such statement by said date shall not constitute a waiver by Lessor of its right to require an increase in rent. Upon receipt of the statement for the first Comparison Year, Lessee shall pay in full the total amount of increase due for the first Comparison Year, and in addition for the then current year, the amount of any such increase shall be used as an estimate for said current year and this amount shall be divided into twelve (12) equal monthly installments and Lessee shall pay to Lessor, concurrently with the regular monthly rent payment next due following the receipt of such statement, an amount equal to one (1) monthly installment multiplied by the number of months from January in the calendar year in which said statement is submitted to the month of
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such payment, both months inclusive. Subsequent installments shall be payable concurrently with the regular monthly rent payments for the balance of that calendar year and shall continue until the next Comparison Year's statement is rendered. If the next or any succeeding Comparison Year results in a greater increase in Direct Expenses, then upon receipt of a statement from Lessor, Lessee shall pay a lump sum equal to such total increase in Direct Expenses over the Base Year, less the total of the monthly installments of estimated increases paid in the previous calendar year for which comparison is then being made to the Base Year; and the estimated monthly installments to be paid for the next year, following said Comparison Year, shall be adjusted to reflect such increase. If in any Comparison Year the Lessee's share of Direct Expenses be less than the preceding year, then upon receipt of Lessor's statement, any overpayment made by Lessee on the monthly installment basis provided above shall be credited towards the next monthly rent falling due and the estimated monthly installments of Direct Expenses to be paid shall be adjusted to reflect such lower Direct Expenses for the most recent Comparison Year. Even though the term has expired and Lessee has vacated the Premises, when the final determination is made of Lessee's share of Direct Expenses for the year in which this Lease terminates, Lessee shall immediately pay any increase due over the estimated expenses paid and conversely any overpayment made d expenses decree shall be immediately rebated by Lessor to Lessee.

     (B) UTILITIES. Lessee shall pay prior to delinquency for all water, gas, hear, light, power, telephone, sewage, air conditioning and ventilating, scavenger, janitorial, landscaping and all other materials and utilities supplied to the Premises. If any such services are not separately metered to Lessee, Lessee shall pay a pro rata share of all charges which are jointly metered, the determination to be made by Lessor, and payment to be made by Lessee together with rent as estimated by Lessor. Pro rata share for purposes hereof shall be 9.06% and may be adjusted reasonably to reflect actual usage and cost.

                                   ARTICLE 7
                                Property Taxes

     Lessee shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premises or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within ten
(10) days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

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                                   ARTICLE 8
                                      Use

     The Premises shall be used and occupied by Lessee for only the following purposes and for no other purposes whatsoever without obtaining the prior written consent of Lessor: Offices & warehouse space.

     (A) Lessee shall not do or permit anything to be done in or about the Premises which will increase the existing rate of insurance upon the Premises (unless Lessee shall pay any increased premium as a result of such use or acts) or cause the cancellation of any insurance policy covering said Premises or any building of which the Premises may be a part, nor shall Lessee sell or permit to be kept, used or sold in or about said Premises any articles which may be prohibited by a standard form policy of fire insurance.

     (B) Lessee shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other tenants or occupants of any building of which the Premises may be a part or injure or annoy them or use or allow the Premises to be used for any unlawful or objectionable purpose, nor shall Lessee cause, maintain or permit any nuisance in, an or about the Premises. Lessee shall not commit or suffer to be committed any waste in or upon the Premises.

     (C) Lessee shall not use the Premises or permit anything to be done in or about the Premises which will in any way conflict with any law, statute, zoning restriction, ordinance or governmental rule or regulation or requirements or duly constituted public authorities now in force or which may hereafter be enacted or promulgated. Lessee shall at its sole cost and expense promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force and with the requirements of any board of fire underwriters or other similar body now or hereafter constituted relating to or affecting the condition, use or occupancy of the Premises. The judgment of any court of competent jurisdiction or the admission of Lessee in any action against Lessee, whether Lessor be a party thereto or not, that Lessee has violated any law, statute, ordinance or governmental rule, regulation or covenant, shall be conclusive of that fact as between Lessor and Lessee.

     (D) Lessee understands and acknowledges that using the Premises as permanent lodging or residence is prohibited by this lease and by local zoning ordinances. Lessee further understands and acknowledges that Lessee may not "build out" or construct any tenant improvements in the Premises incident to use of the Premises as a residence, including, but not limited to, a kitchen or a bedroom. Lessee certifies that the premises shall not be used as a residence. Further, Lessee expressly agrees to indemnify the Lessor and to hold the Lessor harmless in the event Lessor is subject to any liability, either civil or criminal, including, but not limited to, any expense, fines, levies,

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     liens or other assessments, expenses or liabilities incurred as a result of any proceeding by any person or governmental entity, as a result of Lessee's violation of these terms.

                                   ARTICLE 9
                             Condition of Premises

     If the Premises are completed as of the date of execution hereof, then Lessee, by execution of this Lease, shall be deemed to have accepted the Premises in the condition existing as of the date of execution and in any event this Lease shall be subject to all applicable zoning ordinances and to any municipal, county and state laws and regulations governing and regulating the use of the Premises. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the suitability of the Premises for the conduct of Lessee's business.

                                  ARTICLE 10
                      Maintenance, Repair and Alterations

     Lessee shall keep in good order, condition and repair the Premises and every part thereof, structural and non structural, (whether or not such portion of the Premises requiring repair, or the means of repairing the same are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, including, without limiting the generality of the foregoing, all plumbing, heating, air conditioning, (Lessee shall procure and maintain, at Lessee's expense, an air conditioning system maintenance contract, if applicable) ventilating, electrical, lighting facilities and equipment within the Premises, fixtures, walls, (interior and exterior), ceilings, floors, windows, doors, plate glass and skylights located within the Premises.

     (A) Lessor's Rights. If Lessee fails to perform Lessee's obligations under this Article 10, or under any other paragraph of the Lease, Lessor may at its option (but shall not be required to) enter upon the Premises after ten
     (10) days' prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf and put the same in good order, condition and repair, and the cost thereof together with interest thereon at the maximum rate then allowable by law shall become due and payable as additional rental to Lessor together with Lessee's next rental installment.

     (B)  Lessor's Obligations.  Except for the obligations of Lessor under
     Article 9 (relating to Lessor's warranty), Article 14 (relating to destruction of the Premises) and under Article 15 (relating to condemnation of the Premises), it is intended by the parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises nor the building located thereon nor the equipment therein, whether structural or non structural, all of which obligations are intended to be that of the Lessee tinder Article 10 hereof. Lessee expressly waives the benefit of any statute

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     now or hereinafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the Premises in good order, condition and repair.

     (C) Lessee shall not, without Lessor's prior written consent make any alterations, improvements, additions or Utility Installations in, on or about the Premises, except for nonstructural alterations not exceeding $10,00, -in cumulative costs during the term of this Lease. In any event, whether or not in excess of $2,500 in cumulative cost, Lessee shall make no change or alteration to the exterior of the Premises nor the exterior of the building(s) on the Premises without Lessor's prior written consent, less those alterations approved in Exhibit "C."

          (1) As used in this Article 10 (C) the term "Utility Installation" shall mean carpeting, window coverings, air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing, and fencing. Lessor may require that Lessee remove any or all of said alterations, improvements, additions or Utility Installations at the expiration of the term, and restore the Premises to their prior condition. Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations or improvements, additions or Utility Installations without the prior approval of Lessor, Lessor may require that Lessee remove any or all of the same, less those alterations approved in Exhibit "C."

          (2) Any alterations, improvements, additions or Utility Installations in, or about the Premises that Lessee shall desire to make and which requires the consent of the Lessor shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Lessor prior to the commencement of the work and the compliance by Lessee of a I conditions of said permit in a prompt and expeditious manner.

          (3) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanics' lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of

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          any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

          (4)  Unless Lessor requires their removal, as set forth in Article 10
          (C), all alterations, improvement, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made on the Premises, shall become the property of the Lessor and remain upon and be surrendered with the Premises at the expiration of the term. Notwithstanding the provisions of this Article 10 (C), Lessee's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of Article 11.

                                  ARTICLE 11
                             Surrender of Premises

     On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as when received, ordinary wear and tear excepted, clean and free of debris. Lessee shall repair any damage to the Premises occasioned by the installation or removal of Lessee's trade fixtures, furnishings and equipment. Notwithstanding anything to the contrary otherwise stated in this Lease, Lessee shall leave the air lines, power panels, electrical distributions systems, lighting fixtures, space heaters, air conditioning, plumbing and fencing on the Premises in good operating condition.

                                  ARTICLE 12
                              Liability Insurance

     Lessee shall, at Lessee's expense, obtain and keep in force during the term of this Lease a policy of comprehensive public liability insurance insuring Lessor and Lessee against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all area appurtenant thereto. The limit of said insurance shall not, however, limit the liability of the Lessee hereunder. Lessee may carry said insurance under a blanket policy, providing, however, said insurance by Lessee shall have a Lessor's protective liability endorsement attached thereto. If Lessee shall fail to procure and maintain said insurance, Lessor may, but shall not be required to, procure and maintain same, but at the expense of the Lessee. Insurance required hereunder, shall be in companies rated A+ or better in "Best's

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Insurance Guide". Lessee shall deliver to Lessor prior to occupancy of the
Premises copies of policies of liability insurance required herein or certificates evidencing the existence and amounts of such insurance with loss payable clauses satisfactory to Lessor. No policy shall be cancelable or subject to reduction of coverage except after ten (10) days' prior written notice to Lessor.

                                  ARTICLE 13
                                  Subrogation

     As long as their respective insurers so permit, Lessor and Lessee hereby mutually waive their respective rights of recovery against each other for any loss insured by fire, extended coverage and other property insurance policies existing for the benefit of the respective parties. Each party shall obtain any special endorsements, if required by their insurer to evidence compliance with the aforementioned waiver.

                                  ARTICLE 14
                             Damage or Destruction

     (A) Partial Damage -- Insured. In the event improvements on the Premises are damaged by any casualty which is covered under an insurance policy required to be maintained pursuant to Article 13, then Lessor shall repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect.

     (B) Partial Damage -- Uninsured. In the event the improvements on the Premises are damaged, except by a negligent or willful act or omission of Lessee, by any casualty not covered under an insurance policy required to be maintained pursuant to Article 12, then Lessor may, at Lessor's option, either:

          (1) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or

          (2) give written notice to Lessee within thirty (30) days after the date of occurrence of such damage of Lessor's intention to cancel and terminate this Lease as of the date of the occurrence of the damage. In the event Lessor elects to terminate this Lease pursuant to this
          Article 14 (B), Lessee shall have the right within ten (10) days after receipt of the required notice to notify Lessor in writing of Lessee's intention to repair such damage at Lessee's expense, without reimbursement from Lessor, in which event this Lease shall continue in full force and effect, and Lessee shall proceed to make such repairs as soon as reasonably possible. If Lessee does not give such notice within the ten (10) day period, this Lease shall be canceled and terminated as of the date of the occurrence of such damage.

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     (C)  Total Destruction.  If the Premises are totally destroyed during the term of this Lease from any cause whether or not covered by the insurance required under Article 13 (including any destruction required by any authorized public authority), this Lease shall automatically terminate as of the date of such total destruction.

     (D) Damage Near End of The Term. If the Premises are partially destroyed or damaged during the last six (6) months of the terms of this Lease, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage.

     (E) Lessor's Obligations. The Lessor shall not be required to repair any injury or damage by fire or other cause, or to make any restoration or replacement of any panelings, decorations, office fixtures, partitions, railings, ceilings, floor covering, equipment, machinery or fixtures or any other improvements or property installed in the Premises by Lessee or at the direct or indirect expense of Lessee. Lessee shall be required to restore or replace same in the event of damage.

     (F)  Abatement of Rent; Lessee's Remedies.

          (1) If the premises are partially destroyed or damaged and Lessor or Lessee repairs them pursuant to this Lease, the rent payable hereunder for the period during which such damage and repair continues shall be abated in proportion to the extent to which Lessee's use of the Premises is impaired. Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

          (2) If Lessor shall be obligated to repair or restore the Premises under this Section 14 and shall not commence such repair or restoration within ninety (90) days after such obligation shall accrue, Lessee at Lessee's option may cancel and terminate this Lease by written notice to Lessor at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

     (G) Termination -- Advance Payments. Upon termination of this Lease pursuant to Article 14, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Lessor.

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                                  ARTICLE 15
                                 Condemnation

     (A) If the premises or any portion thereof are taken under the power of eminent domain, or sold by Lessor under the threat of the exercise of said power (all of which is herein referred to as "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever occurs first. If more than ten percent (10%) of the floor area of any buildings on the Premises, or more than twenty-five percent (25%) of the land area of the Premises not covered with buildings, is taken by condemnation, either Lessor or Lessee may terminate this Lease, as of the date the condemning authority takes possession, by notice in writing of such election within twenty (20) days after Lessor shall have notified Lessee of the taking, or in the absence of such notice then within twenty (20) days after the condemning authority shall have taken possession.

     (B) If this Lease is not terminated by either Lessor or Lessee then it shall remain in full force and effect as to the portion of the Premises remaining, provided the rent shall be reduced in the proportion that the floor area of the buildings taken within the Premises bears to the total floor area of all buildings located on the Premises. In the event this Lease is not so terminated then Lessor agrees, at Lessor's sole cost, to restore the Premises to a complete unit of like quality and character as existed prior to the condemnation as soon as reasonably possible. All awards for the taking of any part of the Premises or any payment made under the threat of the exercise of compensation for diminution of value of a leasehold or for the taking of the fee or as severance damages; provided, however, that Lessee shall be entitled to any award for loss of or damage to Lessee's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such in connection with such condemnation, Lessor shall, to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. Lessee shall pay any amount in excess of such severance damages required to complete such repair.

                                  ARTICLE 16
                                     Liens

     Lessee shall keep the Premises and the property in which the Premises are situated free from any liens arising out of any work performed, materials furnished or obligations incurred by Lessee. Lessor may require, a t Lessor's sole option, that Lessee shall provide to Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times any and all estimated cost of any improvements, additions, or alterations in the Premises, to insure Lessor

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against any liability for mechanics' and material men's liens and to insure completion of the work.

                                  ARTICLE 17
                           Assignment and Subletting

     Lessee shall not mortgage, pledge, hypothecate or encumber this Lease or any interest therein. Lessee shall not assign this Lease or sublet, or suffer any other person (the agents and servants of Lessee excepted) to occupy or use, the Premises, or any part thereof, or any right or privilege appurtenant thereto without the prior written consent of Lessor first had and obtained, which consent shall not be unreasonably withheld. Lessor's consent to one assignment or subletting shall not be deemed to be a consent to any subsequent assignment or subletting, nor shall Lessor's consent release Lessee from any of its obligations under this Lease unless such consent expressly so provides. Any assignment, subletting, occupation or use without the consent of Lessor shall be void and, at the option of Lessor, shall terminate this Lease.

     (A) In the event at any time or times during the Term of this Lease Lessee desires to sublet all or part of the Premises, Lessor reserves the prior right and option to:

          (1) sublet from Lessee any portion of the Premises proposed by Lessee to be sublet for the term for which such portion is proposed to be sublet but at the same rent (including escalation as provided for in Article 6 hereof) as Lessee is required to pay to Lessor under this Lease for the same space, computed on a pro rata of square footage basis or

          (2) terminate this Lease as it pertains to the portion of the Premises so proposed by Lessee to be sublet. Lessee shall notify Lessor in writing if Lessee proposes to sublet all or any part of the Premises, designating the space proposed to be sublet and the terms of the proposed subletting. Lessor shall be allowed fifteen (15) days after Lessor's foregoing option. If Lessor fails to exercise its said option, all the provisions of Article 17 subparagraph (1) above, respecting subletting, nevertheless shall be in full force and effect and nothing contained in this subparagraph (2) shall be construed as a waiver by Lessor of any of its rights under said subparagraph (1).

     (B) Lessor's foregoing right and option shall continue throughout the entire term of this Lease.

     (C) In no event shall Lessee assign this Lease or sublet the Premises or any portion thereof to any then-existing lessee of the building, unless affirmed in writing by the Lessor.

                                  ARTICLE 18
                                 Hold Harmless

     Lessee shall indemnify and hold harmless Lessor against and from any and all claims arising from Lessee's use of the Premises for the conduct of its business or from any activity, work, or other thing done, permitted or suffered by the Lessee in or about the Premises, and shall further indemnify and hold harmless Lessor against and from any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any act or negligence of the Lessee, or any officer, agent, employee, guest, or invitee of Lessee, and from all and against all cost, attorney's fees, expenses and liabilities incurred in or about any such claim or any action or proceeding brought thereon, and, in any case, action or proceeding be brought against Lessor by reason of any such claim, Lessee upon notice from Lessor shall defend the same a t Lessee's expense by counsel reasonably satisfactory to Lessor. Lessee as a material part of the consideration to Lessor hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises, from any cause other than Lessor's negligence, and Lessee hereby waives all claims in respect thereof against Lessor. Lessor or its agents shall not be liable for any damage to property entrusted to employees of the Building, nor for loss or its agents shall not be liable for any damage to property entrusted to employees of the Building, nor for loss or damage to any property by theft or otherwise, nor for any injury to or damage to persons or property resulting from fire, explosion, falling plaster, steam, gas, electricity, water or rain which may leak from any part of the Building or from the pipes, appliances or plumbing works therein or from the roof, street or subsurface or from any other place resulting from dampness or any other cause whatsoever, unless caused by or due to the negligence of Lessor, its agents, servants or employees. Lessor or its agents shall not be liable for interference with the light or other incorporeal hereditaments, loss of business by Lessee, nor shall Lessor be liable for any latent defect in the Premises or in the Building. Lessee shall give prompt notice to Lessor in case of fire or accidents in the Premises or in the Building or of defects therein or in the fixtures or equipment.

                                  ARTICLE 19
                             Rules and Regulations

     Lessee shall faithfully observe and comply with the rules and regulations, indicated on Exhibit "A" attached hereto and hereby reference thereto made a part hereof, that Lessor shall from time to time promulgate. Lessor reserves the right from time to time to make all reasonable modifications to said rules. The additions and modifications to those rules shall be binding upon Lessee upon delivery of a copy of them to Lessee. Lessor shall not be responsible to Lessee for the nonperformance of any said rules by any other tenants or occupants.

                                  ARTICLE 20
                                 Holding Over

     If Lessee remains in possession of the Premises or any part thereof after the expiration of the term hereof, with the express written consent of Lessor, such occupancy shall be a tenancy from month to month and a rental in the amount equal to 125% of the last monthly rental, plus all other charges payable hereunder, and upon all the terms hereof applicable to a month to month tenancy.

                                  ARTICLE 21
                                Entry By Lessor

     Lessor reserves and shall at any and all times have the right to enter the Premises, inspect the same, supply janitorial service and any other service to be provided by Lessor to Lessee hereunder, to submit said Premises to prospective purchasers or tenants, to post notices of non-responsibility, and to alter, improve or repair the Premises and any portion of the Building of which the Premises are a part that Lessor may deem necessary or desirable, without abatement of rent and may for that purpose erect scaffolding and other necessary structures where reasonably required by the character of the work to be performed, always providing that the entrance to the Premises shall not be blocked thereby, and further providing that the business of the Lessee shall not be interfered with unreasonably. Lessee hereby waives any claim for damages or for any injury or inconvenience to or interference with Lessee's business, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the aforesaid purposes, Lessor shall at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Lessee's vaults, safes and files, and Lessor shall have the right to use any and all means which Lessor may deem proper to open said doors in an emergency, in order to obtain entry to the Premises without liability to Lessee except for any failure to exercise due care for Lessee's property. Any entry to the Premises obtained by Lessor by any of said means, or otherwise shall not under any circumstances be construed or deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an eviction of Lessee from the Premises or any portion thereof.

                                  ARTICLE 22
                                   Estoppel

     Lessee shall at any time and from time to time upon not less than ten (10) days' prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing,

     (A) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the mature of such modification and certifying that this Lease as so modified, is in full force and effect), and the date to which the rental and other charges are paid in advance, if any, and

     (B) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of the Lessor hereunder, or specifying such defaults if any are claimed.

     Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the real property of which the Premises are a part.

                                  ARTICLE 23
                                Reconstruction

     In the event the Premises or the Building of which the Premises are a part are damaged by fire or other perils covered by extended coverage insurance, Lessor agrees to forthwith repair the same; and this Lease shall remain in full force and effect, except that Lessee shall be entitled to a proportionate reduction of the rent while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall materially interfere with the business carried on by the Lessee in the Premises. If the damage is due to the fault or neglect of Lessee or its employees, there shall be no abatement of rent.

     (A) In the event the Premises or the Building of which the Premises are a part are damaged as a result of any cause other than the perils covered by fire and extended coverage insurance, then Lessor shall forthwith repair

          (1) to repair or restore such damage, this Lease continuing in full force and effect, but the rent to be proportionately reduced as herein above in this Article provided; or

          (2) give notice to Lessee at any time within sixty (60) days after such damage terminating this Lease as of the date specified in such notice, which date shall be no less than thirty (30) days and no more than sixty (60) days after the giving of such notice. In the event of giving such notice, this Lease shall expire and all interest of the Lessee in the Premises shall terminate on the date so specified in such notice and the rent, reduced by a proportionate amount, based upon the extent, if any, to which such damage materially interfered with the business carried on by the Lessee in the Premises, shall be paid up to date of said such termination.

     (B) Notwithstanding anything to the contrary contained in this Article, Lessor shall not have any obligation whatsoever to repair, reconstruct or restore the Premises when the damage resulting from any casualty covered under this Article occurs during the last twelve (12) months of the term of this Lease or any extension thereof. Lessor shall not be required to repair any injury or damage by fire or other cause, or to make any repairs or replacements of any panels, decoration, office fixtures, railings, floor covering, partitions, or any other property installed in the Premises by Lessee.

     (C) The Lessee shall not be entitled to any compensation or damages from Lessor for loss of the use of the whole or any part of the Premises, Lessee's personal property or any inconvenience or annoyance occasioned by such damage, repair, reconstruction or restoration.

                                  ARTICLE 24
                             Authority of Parties

     Corporate Authority. If Lessee is a corporation, each individual executing this lease on behalf of said corporation represents and warrants that he is duly authorized to execute and deliver this Lease on behalf of said corporation, in accordance with a duly adopted resolution of the board of directors of said corporation or in accordance with the by-laws of said corporation, and that this Lease is binding upon said corporation in accordance with its terms.

     Limited Partnerships. If the Lessor herein is a limited partnership, it is understood and agreed that any claims by Lessee on Lessor shall be limited to the assets of the limited partnership, and furthermore, Lessee expressly waives any and all rights to proceed against the individual partners or the officers, directors or shareholders of any corporate partner, except to the extent of their interest in said limited partnership.

                                  ARTICLE 25
                                    Default

     The occurrence of any one or more of the following events shall constitute a default and breach of the Lease by Lessee.

     (A)  The vacating or abandonment of the Premises by Lessee.

     (B) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of three (3) days after written notice thereof by Lessor to Lessee.

     (C) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by the Lessee, other than described in Article 25 (B) above, where such failure shall continue for a period of thirty (30) days after written notice thereof by Lessor to Lessee; provided, however, that if the nature of Lessee's default is such that more than thirty (30) days are reasonable required for its cure, then Lessee shall not be deemed to be in default if Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

     (D) The making by Lessee of any general assignment or general arrangement for the benefit of creditors; or the filing by or against Lessee of a petition to have Lessee adjudged a bankrupt, or a petition or reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); or the appointment of a trustee or a receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged in thirty (30) days.

                                  ARTICLE 26
                              Remedies in Default

     In the event of any such material default or breach by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of a right or remedy which Lessor may have by reason of such default or breach:

     (A) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonable avoided; that portion of the leasing commission paid by Lessor and applicable to the unexpired term of this Lease. Unpaid installments of rent or other sums shall bear interest from the date due at the rate of ten (10%) per cent per annum. In the event Lessee shall have abandoned the Premises, Lessor shall have the option of:

          (1) taking possession of the Premises and recovering from Lessee the amount specified in this paragraph, or

          (2)  proceeding under the provision of the following Article 26 (B).

     (B) Maintain Lessee's right to possession, in which case this Lease shall continue in effect whether or not Lessee shall have abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

     (C) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decision of the State in which the Premises are located.

                                  ARTICLE 27
                              General Provisions

     (A) Plats and Riders. Clauses, plats and riders, if any, signed by the Lessor and the Lessee and endorsed on or affixed to this Lease are a part hereof.

     (B) Waiver. The waiver by Lessor of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition on any subsequent breach of the same or any other term, covenant or condition herein contained. The subsequent acceptance of rent hereunder by Lessor shall not be deemed to be a waiver of any preceding breach by Lessee of any term, covenant or condition of this Lease, other than the failure of the Lessee to pay the particular rental so accepted, regardless of Lessor's knowledge of such preceding breach at the time of the acceptance of such rent.

     (C) Notices. All notices and demands which may or are to be required or permitted to be given by either party to the other hereunder shall be in writing. All notices and demands by the Lessee to the Lessor shall be sent by United States Mail, postage prepaid, addressed to the Lessor at the Office of the Building, or to such other person or place as the Lessor may from time to time designate in a notice to the Lessee.

     (D) Joint Obligation. If there be more than one Lessee the obligations hereunder imposed upon Lessees shall be joint and several.

     (E) Marginal Headings. The marginal headings and Article titles to the Articles of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

     (F) Time. Time is of the essence of this Lease and each and all of its provisions in which performance is a factor.

     (G) Successors and Assigns. The covenants and conditions herein contained, subject to the provisions as to assignment, apply to and bind the heirs, successors, executors, administrators and assigns of the parties thereto.

     (H) Recordation. Neither Lessor nor Lessee shall record this Lease or a short form memorandum hereof without the prior written consent of the other party.

     (I) Quiet Possession. Upon Lessee paying the rent reserved hereunder and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof, subject to all the provisions of this Lease.

     (J) Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent or other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed upon Lessor by terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or of a sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after said amount is due, then Lessee shall pay to Lessor a late charge equal to ten (10%) per cent of such over due amount. The parties hereby agree that such late charges represent a fair and reasonable estimate of the cost that Lessor will incur by reason of the late payment by Lessee. Acceptance of such late charges by the Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder.

     (K) Prior Agreements. This Lease contains all of the agreements of the parties hereto with respect to any matter covered or mentioned in this Lease, and no prior agreements or understanding pertaining to any such matters shall be effective for any purpose. No provision of this Lease may be amended or added to except by an agreement in writing signed by the parties hereto or their respective successors in interest. This Lease shall not be effective or binding on any party until fully executed by both parties hereto.

     (L) Inability to Perform. This Lease and the obligations of the Lessee hereunder shall not be affected or impaired because the Lessor is unable to fulfill any of its obligations hereunder or is delayed in doing so, if such inability or delay is caused by reason of strike, labor troubles, acts of God, or any other cause beyond the reasonable control of the Lessor.

     (M) Attorneys' Fees. In the event of any action or proceeding brought by either party against the other under this Lease the prevailing party shall be entitled to recover all costs and expenses including the fees of its attorneys in such action or proceeding in such amount as the court may adjudge reasonable as attorneys' fees.

     (N) Sale of Premises by Lessor. In the event of any sale of the Building, Lessor shall be and is hereby entirely freed and relieved of all liability under any and all of its covenants and obligations contained in or after the consummation of such sale; and the purchaser, at such sale or any subsequent sale of the Premises shall be deemed, without any further agreement between the parties or their successors in interest or between the parties and any such purchaser, to have assumed and agreed to carry out any and all of the covenants and obligations of the Lessor under this Lease.

     (O) Subordination, Attornment. Upon request of the Lessor, Lessee will in writing subordinate its rights hereunder to the lien of any first mortgage, or first deed of trust to any bank, insurance company or other lending institution, now or hereafter in force against the land and Building of which the Premises are a part, and upon any buildings hereafter placed upon the land of which the Premises are a part, and to all advances made or hereafter to be made upon the security thereof. In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed or trust made by the Lessor covering the Premises, the Lessee shall attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as the Lessor under this Lease. The provision of this Article to the contrary notwithstanding, and so long as Lessee is not in default hereunder, this Lease shall remain in full force and effect for the full term hereof.

     (P) Name. Lessee shall not use the name of the Building or of the development in which the Building is situated for any purpose other than as an address of the business to be conducted by the Lessee in the Premises.

     (Q) Separability. Any provision of this Lease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof and such other provision shall remain in full force and effect.

     (R) Cumulative Remedies. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

     (S) Choice of Law. This Lease shall be governed by the laws of the State in which the Premises are located.

     (T) Signs and Auctions. Lessee shall not place any sign upon the Premises or Building or conduct any auction thereon without Lessor's prior written consent.

                                  ARTICLE 28
                              Non-Discrimination

     Lessee herein covenants by and for himself, his heirs, executors, administrators and assigns, and all persons claiming under or through him, and this Lease is made and accepted upon and subject to the following conditions:

     That there shall be no discrimination against or segregation of any person or group of persons on account of race, color, creed, national origin or ancestry, in the leasing, subleasing, transferring, use, occupancy, tenure or enjoyment of the premises herein leased, nor shall Lessee himself, or any persons claiming under or through him, establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number, use or occupancy of Lessees, Lessors, sublessors, sublessees or vendees in the premises herein leased.

                                  ARTICLE 29
                                Lessor's Agents

     It is understood and agreed that this Lease is executed by Bressie and Company solely in their capacity as Lessor's agents and said Bressie and Company shall not be obligated to perform any of the terms, conditions or covenants to be performed by Lessor herein, nor in any way be liable hereunder.

                                  ARTICLE 30
                                    Brokers

     Lessee warrants that it has had no dealings with any real estate broker or agents in connection with the negotiation of this Lease excepting only None and it knows of no other real estate broker or agent who is entitled to a commission in connection with this Lease.

     If this Lease has been filled in, it has been prepared for submission to your attorney for his approval. No representation or recommendation is made by the real estate broker or its agents or employees as to the legal sufficiency, legal effect, or tax consequences of this Lease or the transactions relating thereto.

THE PARTIES HERETO HAVE EXECUTED THIS LEASE AT THE PLACE AND ON THE DATE SPECIFIED IMMEDIATELY ADJACENT TO THEIR RESPECTIVE SIGNATURES.

                                    "LESSOR


500 THIRD STREET ASSOCIATES
c/o Intereal Corporation
520 Third Street, Suite 555
San Francisco, CA 94107



By:____________________________


Title:    Agent For Owner                    Dated:  8/17/99
      -------------------------


                                   "LESSEE"



MORE.COM
a Delaware corporation



By:     /s/ Donald M. Kendall
      -------------------------


Title:  CEO                                  Dated 8/16/99
      -------------------------


By:   _________________________


Title:  COO                                  Dated 8/16/99
      -------------------------